ADVANCED SERIES TRUST

AST Academic Strategies Asset Allocation Portfolio

AST Balanced Asset Allocation Portfolio

AST Capital Growth Asset Allocation Portfolio

AST Large-Cap Core Portfolio

AST Preservation Asset Allocation Portfolio

AST Prudential Growth Allocation Portfolio

AST QMA US Equity Alpha Portfolio

Supplement dated August 17, 2021 to the

Currently Effective Statement of Additional Information

This supplement should be read in conjunction with the currently effective statement of additional information (the SAI) for the Advanced Series Trust (the Trust) relating to the AST Academic Strategies Asset Allocation Portfolio, AST Balanced Asset Allocation Portfolio, AST Capital Growth Asset Allocation Portfolio, AST Large-Cap Core Portfolio, AST Preservation Asset Allocation Portfolio, AST Prudential Growth Allocation Portfolio, and the AST QMA US Equity Portfolio (collectively, the Portfolios), and should be retained for future reference. The Portfolios discussed in this supplement may not be available under your variable contract. For more information about the portfolios available under your variable contract, please refer to your contract prospectus. Defined terms herein that are not otherwise defined shall have the meanings given to them in the SAI.

I.	The section in Part I of the SAI entitled “Notes to Subadviser Fee Rate Table” is hereby revised by replacing the information pertaining to QMA LLC with the information set forth below:

QMA: QMA has agreed to a voluntary subadvisory fee waiver agreement (the QMA Waiver) that applies to the following AST Portfolios subadvised by QMA: AST Academic Strategies Asset Allocation Portfolio (QMA sleeves), AST Balanced Asset Allocation Portfolio (QMA sleeves), AST Capital Growth Asset Allocation Portfolio (QMA sleeves), AST Large-Cap Core Portfolio (QMA sleeves), AST Preservation Asset Allocation Portfolio (QMA sleeves), AST Prudential Flexible Multi-Strategy Portfolio (QMA sleeves), AST Prudential Growth Allocation Portfolio (QMA sleeves), AST QMA International Core Equity Portfolio, and AST QMA US Equity Alpha Portfolio (the Nine Portfolios).

The QMA Waiver discounts QMA’s combined annualized subadvisory fees that it receives with respect to the assets it manages in the Nine Portfolios. The size of the fee discount varies depending on the amount of such combined annual subadvisory fees.*

Combined Average Daily Net Assets	Percentage Fee Waiver
For Revenue up to $15 million
Up to $5 million	No Fee Reduction
From $5 million to $7.5 million	2.5% Fee Reduction
From $7.5 million to $10 million	5% Fee Reduction
From $10 million to $12.5 million	7.5% Fee Reduction
From $12.5 million to $15 million	12.5% Fee Reduction
When Revenue exceeds $15 million
Over $15 billion	15% Fee Reduction

*This relationship pricing discount will apply only to the managed security selection fee schedules – and not to the asset allocation fees. “Revenue” shall mean the fees for managed security selection.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

ASTSAISUP3